                                                                    EXHIBIT 10.2

                        RECEIVABLES TRANSFER AGREEMENT

                        Dated as of February 10, 1999,

                                 by and among

                              ODYSSEY GOLF, INC.

                                      and

                          CALLAWAY GOLF SALES COMPANY

                               TABLE OF CONTENTS

ARTICLE I.

        DEFINITIONS AND INTERPRETATION...................................................    - 1 -
        Section 1.01  Definitions........................................................    - 1 -
        Section 1.02  Rules of Construction..............................................    - 1 -

ARTICLE II.

        TRANSFERS OF RECEIVABLES.........................................................    - 1 -
        Section 2.01  Agreement to Transfer..............................................    - 1 -
               (a)    Receivables Transfers..............................................    - 1 -
               (b)    Payment of Purchase Price..........................................    - 2 -
               (c)    Ownership of Odyssey Sold Receivables..............................    - 2 -
               (d)    Reconstruction of Odyssey General Trial Balance....................    - 2 -
        Section 2.02  Grant of Security Interest.........................................    - 2 -

ARTICLE III.

        CONDITIONS PRECEDENT.............................................................    - 2 -
        Section 3.01  Conditions to Transfer.............................................    - 2 -
               (a)    Transfer Agreement; Other Documents................................    - 2 -
               (b)    Governmental Approvals.............................................    - 2 -
               (c)    Compliance with Laws...............................................    - 3 -
               (d)    Purchase Agreement Conditions......................................    - 3 -

ARTICLE IV.

        REPRESENTATIONS, WARRANTIES AND COVENANTS........................................    - 3 -
        Section 4.01  Representations and Warranties of Odyssey..........................    - 3 -
               (a)    Corporate Existence; Compliance with Law...........................    - 3 -
               (b)    Executive Offices; Collateral Locations; Corporate or Other Names;
                       FEIN..............................................................    - 4 -
               (c)    Corporate Power, Authorization, Enforceable Obligations............    - 4 -
               (d)    No Litigation......................................................    - 4 -
               (e)    Solvency...........................................................    - 5 -
               (f)    Material Adverse Effect............................................    - 5 -
               (g)    Ownership of Receivables...........................................    - 5 -
               (h)    Ventures, Subsidiaries and Affiliates; Outstanding Stock...........    - 5 -
               (i)    Taxes..............................................................    - 6 -
               (j)    Intellectual Property..............................................    - 6 -

               (k)    Full Disclosure....................................................   - 6 -
               (l)    Notices to Obligors................................................   - 6 -
               (m)    ERISA..............................................................   - 6 -
               (n)    Brokers............................................................   - 7 -
               (o)    Margin Regulations.................................................   - 7 -
               (p)    Nonapplicability of Bulk Sales Laws................................   - 8 -
               (q)    Securities Act and Investment Company Act Exemptions...............   - 8 -
               (r)    Government Regulation..............................................   - 8 -
               (s)    Books and Records; Minutes.........................................   - 8 -
               (t)    Deposit and Disbursement Accounts..................................   - 8 -
               (u)    Representations and Warranties in Other Related Documents..........   - 8 -
               (v)    Receivables........................................................   - 9 -
        Section 4.02  Affirmative Covenants of Odyssey...................................   - 9 -
               (a)    Offices and Records................................................   - 9 -
               (b)    Access.............................................................  - 10 -
               (c)    Compliance With Credit and Collection Policies.....................  - 10 -
               (d)    Assignment.........................................................  - 10 -
               (e)    Deposit of Collections.............................................  - 11 -
               (g)    Adjustments to Odyssey Sale Price..................................  - 11 -
        Section 4.03  Negative Covenants of Odyssey......................................  - 11 -
               (a)    Liens..............................................................  - 11 -
               (b)    Modifications of Receivables or Contracts..........................  - 12 -
               (c)    Sale Characterization..............................................  - 12 -
               (d)    Actions Affecting Rights...........................................  - 12 -
               (e)    Change to Credit and Collection Policies...........................  - 12 -
               (f)    Adverse Tax Consequences...........................................  - 12 -
               (g)    No Proceedings.....................................................  - 12 -
        Section 4.04  Breach of Representations, Warranties or Covenants.................  - 12 -

ARTICLE V.

        INDEMNIFICATION AND WAIVER......................................................   - 13 -
        Section 5.01  Indemnification...................................................   - 13 -
        Section 5.02  Intentionally Omitted.............................................   - 15 -

ARTICLE VI.

        Intentionally Omitted...........................................................   - 15 -

ARTICLE VII.

        COLLATERAL SECURITY.............................................................   - 15 -
        Section 7.01  Security Interest.................................................   - 15 -

        Section 7.02  Other Collateral; Rights in Receivables...........................    - 16 -

ARTICLE VIII.

        MISCELLANEOUS...................................................................    - 16 -
        Section 8.01  Notices...........................................................    - 16 -
        Section 8.02  No Waiver; Remedies...............................................    - 17 -
        Section 8.03  Successors and Assigns............................................    - 17 -
        Section 8.04  Termination; Survival of Obligations..............................    - 18 -
        Section 8.05  Complete Agreement; Modification of Agreement.....................    - 18 -
        Section 8.06  Amendments and Waivers............................................    - 18 -
        Section 8.07  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF
                      JURY TRIAL........................................................    - 18 -
        Section 8.08  Counterparts......................................................    - 20 -
        Section 8.09  Severability......................................................    - 20 -
        Section 8.10  Section Titles....................................................    - 20 -
        Section 8.11  No Setoff.........................................................    - 20 -
        Section 8.12  Confidentiality...................................................    - 20 -
        Section 8.13  Further Assurances................................................    - 21 -
        Section 8.14  Fees and Expenses.................................................    - 21 -

                              INDEX OF APPENDICES

Exhibit 2.01(a)     Form of Receivables Assignment

Schedule 4.01(b)    Executive Offices; Collateral Locations; Corporate Names
Schedule 4.01(d)    Litigation
Schedule 4.01(f)    Material Adverse Effect
Schedule 4.01(h)    Ventures, Subsidiaries and Affiliates; Outstanding Stock
Schedule 4.01(i)    Tax Matters
Schedule 4.01(m)    ERISA Plans
Schedule 4.01(t)    Deposit and Disbursement Accounts
Schedule 4.03(b)    Existing Liens

Annex X             Definitions
Annex Y             Schedule of Documents

          THIS RECEIVABLES TRANSFER AGREEMENT ("Agreement") is entered into as
                                                ---------
of February 10, 1999, by and among CALLAWAY GOLF SALES COMPANY, a California corporation, as purchaser of Receivables ("CGS") and ODYSSEY GOLF, INC., a
                                            ---
California corporation, as seller of Receivables ("Odyssey").
                                                   -------

                                    RECITALS
                                    --------

          A. Odyssey intends to sell, and CGS intends to purchase, all such trade receivables.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                         DEFINITIONS AND INTERPRETATION

          Section 1.01   Definitions.  Capitalized terms used and not otherwise
                         -----------
defined herein shall have the meanings ascribed to them in Annex X.
                                                           -------

          Section 1.02   Rules of Construction.  For purposes of this Agreement,
                         ---------------------
the rules of construction set forth in Annex X shall govern.  All Appendices
                                       -------
hereto, or expressly identified to this Agreement, are incorporated herein by reference and, taken together with this Agreement, shall constitute but a single agreement.

                                  ARTICLE II.

                            TRANSFERS OF RECEIVABLES

           Section 2.01  Agreement to Transfer.
                         ---------------------

           (a) Receivables Transfers.  Subject to the terms and conditions
               ---------------------
hereof, Odyssey agrees to sell (without recourse except to the extent specifically provided herein) to CGS on the Business Day following the Closing Date (the "Transfer Date") all Receivables owned by it on the Transfer Date
           -------------
(each such Receivable individually, a "Odyssey Sold Receivable," and
                                       -----------------------
collectively, the "Odyssey Sold Receivables"), and CGS agrees to purchase the
                   ------------------------
Odyssey Sold Receivables on the Transfer Date. The Transfer shall be evidenced by a certificate of assignment substantially in the form of Exhibit 2.01(a) (a
                                                            ---------------
"Receivables Assignment"), and Odyssey and CGS shall execute and deliver the
-----------------------
Receivables Assignment on or before the Closing Date.

          (b) Payment of Purchase Price.  In consideration for the Sale of
              -------------------------
Odyssey Sold Receivables hereunder, CGS shall pay to Odyssey on the Transfer Date an amount equal to (i) not less then ninety-five percent (95%) and not more than ninety-eight percent (98%) of the fair market value of the Odyssey Sold Receivables (the "Odyssey Sale Price"). The Odyssey Sale Price shall be reflected upon a letter agreement executed by the parties hereto which shall recite the fair market value of the Odyssey Sold Receivables, as reflected upon the books and records, on and as of the Transfer Date, as well as the percentage applied thereto to calculate the Odyssey Sale Price. All payments by CGS under this Section 2.01(b) shall be effected by means of a wire transfer not later
     ---------------
than 12:00 noon (New York time) on the Closing Date.

          (c) Ownership of Odyssey Sold Receivables.  On and after the Transfer
              -------------------------------------
Date and after giving effect to the Transfers to be made on such date, CGS shall own the Odyssey Sold Receivables and Odyssey shall not take any action inconsistent with such ownership nor shall Odyssey claim any ownership interest in such Odyssey Sold Receivables.

          (d) Reconstruction of Odyssey General Trial Balance.  If at any time
              -----------------------------------------------
Odyssey fails to generate its Odyssey General Trial Balance, CGS shall have the right to reconstruct such Odyssey General Trial Balance so that a determination of the Odyssey Sold Receivables can be made pursuant to Section 2.01(a).
                                                        ---------------
Odyssey agrees to cooperate with such reconstruction, including by delivery to CGS, upon CGS's request, of copies of all Contracts and Records.

          Section 2.02   Grant of Security Interest.  The parties hereto intend
                         --------------------------
that the Transfer shall constitute a purchase and sale, and not a loan. Notwithstanding anything to the contrary set forth in this Section 2.02, if a
                                                           ------------
court of competent jurisdiction determines that any transaction provided for herein constitutes a loan and not a purchase and sale, then the parties hereto intend that this Agreement shall constitute a security agreement under applicable law and that Odyssey shall be deemed to have granted, and Odyssey does hereby grant, to CGS a first priority Lien in and to all of Odyssey's right, title and interest in, to and under the Odyssey Sold Receivables.


                                  ARTICLE III

                              CONDITIONS PRECEDENT

          Section 3.01   Conditions to Transfer.  The Transfer hereunder shall
                         ----------------------
be subject to satisfaction of each of the following conditions precedent (any one or more of which may be waived in writing by each of CGS and the Operating Agent):

          (a) Transfer Agreement; Other Documents.  This Agreement or
              -----------------------------------
counterparts hereof shall have been duly executed by, and delivered to, Odyssey and CGS, and CGS shall have received such documents, instruments, agreements and legal opinions as CGS shall request in connection with the transactions contemplated by this Agreement, including all those identified in the Schedule of Documents, each in form and substance satisfactory to CGS.

          (b) Governmental Approvals.  CGS shall have received (i) satisfactory
              ----------------------
evidence that Odyssey has obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby or (ii) an Officer's Certificate from Odyssey in form and substance satisfactory to CGS affirming that no such consents or approvals are required.

          (c) Compliance with Laws.  Odyssey shall be in compliance in all
              --------------------
material respects with all applicable foreign, federal, state and local laws and regulations, including those specifically referenced in Section 4.02(f).
                                                        ---------------

          (d) Purchase Agreement Conditions.  Each of those conditions precedent
              -----------------------------
set forth in Article III of the Purchase Agreement shall have been satisfied or
             -----------
waived in writing as provided therein.

          (e) Representations and Warranties.  The representations and
              ------------------------------
warranties of Odyssey contained herein shall be true and correct as of the Transfer Date, both before and after giving effect to such Transfer and to the application of the Odyssey Sale Price therefor, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by this Agreement.

The acceptance by Odyssey of the Odyssey Sale Price for the Odyssey Sold Receivables on the Transfer Date shall be deemed to constitute, as of the Transfer Date, a representation and warranty by Odyssey that the conditions in this Section 3.01 have been satisfied. Upon any such acceptance, title to the
     ------------
Odyssey Sold Receivables sold on the Transfer Date shall be vested absolutely in CGS, whether or not such conditions were in fact so satisfied.

                                  ARTICLE IV.

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

          Section 4.01   Representations and Warranties of Odyssey.  To induce
                         -----------------------------------------
CGS to purchase the Odyssey Sold Receivables, Odyssey makes the following representations and warranties to CGS, each and all of which shall survive the execution and delivery of this Agreement.

          (a) Corporate Existence; Compliance with Law.  Odyssey (i) is a
              ----------------------------------------
corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where failure to be so qualified would not result in the exposure of Odyssey to losses, damages or liabilities in excess of $100,000;
(iii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (iv) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (v) is in compliance with its charter and bylaws; and (vi) subject to specific representations set forth herein regarding ERISA, Environmental Laws, tax laws and other laws, is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (b) Executive Offices; Collateral Locations; Corporate or Other Names;
              ------------------------------------------------------------------
FEIN. As of the Closing Date, the current location of Odyssey's chief executive
----
office, principal place of business, other offices, and the locations of its records concerning the Odyssey Sold Receivables are set forth in Schedule
                                                                 --------
4.01(b) and none of such locations have changed within the past 12 months.
-------
During the prior five years, except as set forth in Schedule 4.01(b), Odyssey
                                                    ----------------
has not been known as or used any corporate, fictitious or trade name. In addition, Schedule 4.01(b) lists the federal employer identification number of
          ----------------
Odyssey.

          (c) Corporate Power, Authorization, Enforceable Obligations.  The
              -------------------------------------------------------
execution, delivery and performance by Odyssey of this Agreement and the other Related Documents to which it is a party and the creation of all Liens provided for herein and therein and, solely with respect to clause (vii) below, the
                                                   ------------
exercise by CGS, the Operating Agent or the Collateral Agent of any of its rights and remedies under any Related Document to which it is a party: (i) are within such Person's corporate power; (ii) have been duly authorized by all necessary or proper corporate and shareholder action; (iii) do not contravene any provision of such Person's charter or bylaws; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (vi) do not result in the creation or imposition of any Adverse Claim upon any of the property of such Person; and (vii) do not require the consent or approval of any Governmental Authority or any other Person, except those referred to in Section 3.01(b), all of which will have been duly
                            ---------------
obtained, made or complied with prior to the Closing Date. On or prior to the Closing Date, each of the Related Documents shall have been duly executed and delivered by Odyssey that it is a party thereto and each such Related Document shall then constitute a legal, valid and binding obligation of Odyssey, enforceable against it in accordance with its terms.

          (d) No Litigation.  No Litigation is now pending or, to the knowledge
              -------------
of Odyssey, threatened against Odyssey that (i) challenges Odyssey's right or power to enter into or perform any of its obligations under the Related Documents to which it is a party, or the validity or enforceability of any Related Document or any action taken thereunder, (ii) seeks to prevent the Transfer, Purchase or pledge of any Receivable or the consummation of any of the transactions contemplated under this Agreement or the other Related Documents or (iii) has a reasonable risk of being determined adversely to Odyssey and that, if so determined, could have a Material Adverse Effect. Except as set forth on Schedule 4.01(d), as of the Closing Date there
                               ----------------
is no Litigation pending or threatened that seeks damages in excess of $1,000,000 or injunctive relief against, or alleges criminal misconduct by, Odyssey.

          (e) Solvency.  Both before and after giving effect to (i) the
              --------
transactions contemplated by this Agreement and the other Related Documents and
(ii) the payment and accrual of all transaction costs in connection with the foregoing, Odyssey is and will be Solvent.

          (f) Material Adverse Effect.  Between December 31, 1997 and the
              -----------------------
Closing Date, (i) Odyssey has not incurred any obligations, contingent or non-contingent liabilities, liabilities for Charges, long-term leases or unusual forward or long-term commitments that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, other than, with respect to a Material Adverse Effect as listed on Schedule 4.01(f), (ii) no
                                                  ----------------
contract, lease or other agreement or instrument has been entered into by Odyssey or has become binding upon the such Person's assets and no law or regulation applicable to Odyssey has been adopted that has had or could reasonably be expected to have a Material Adverse Effect on such Person, and
(iii) Odyssey is not in default and to the knowledge of Odyssey after diligent inquiry, no third party is in default under any material contract, lease or other agreement or instrument to which Odyssey is a party that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect. Between December 31, 1997 and the Closing Date no event has occurred that alone or together with other events could reasonably be expected to have a Material Adverse Effect, other than, with respect to a Material Adverse Effect as listed on Schedule 4.01(f).
   ----------------

          (g) Ownership of Receivables.  Odyssey owns each Receivable originated
              ------------------------
by it free and clear of any Adverse Claim (other than Permitted Encumbrances) and, from and after the Transfer Date, CGS will acquire valid and properly perfected title to and the sole record and beneficial ownership interest in each Transferred Receivable purchased or otherwise acquired on such date, free and clear of any Adverse Claim or restrictions on transferability. As of the Closing Date, none of the properties and assets of Odyssey are subject to any Liens other than Permitted Encumbrances and Credit Facility Liens, and there are no facts, circumstances or conditions known to Odyssey that may result in any Liens (including Liens arising under Environmental Laws) other than Permitted Encumbrances and Credit Facility Liens. Odyssey has received all assignments, bills of sale and other documents, and has duly effected all recordings, filings and other actions necessary to establish, protect and perfect Odyssey's right, title and interest in and to the Receivables originated by it and its other properties and assets.

          (h) Ventures, Subsidiaries and Affiliates; Outstanding Stock.  Except
              --------------------------------------------------------
as set forth in Schedule 4.01(h), Odyssey does not have any Subsidiaries, is not
                ----------------
engaged in any joint venture or partnership with any other Person, nor is an Affiliate of any other Person. All of the issued and outstanding Stock of Odyssey is owned by each of the Stockholders in the amounts set forth on Schedule 4.01(h). Except as set forth on Schedule
                         ----------------                         --------
4.01(h), there are no outstanding rights to purchase, options, warrants or
-------
similar rights or agreements pursuant to which Odyssey may be required to issue, sell, repurchase or redeem any of its Stock or other equity securities or any Stock or other equity securities of its Subsidiaries.

          (i) Taxes.  All material tax returns, reports and statements,
              -----
including information returns, required by any Governmental Authority to be filed by Odyssey have been filed with the appropriate Governmental Authority. All Charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid), excluding Charges or other amounts which are being contested in accordance with Section 4.02(l) or
                                                              ---------------
have been included as a liability on the most recent consolidated balance sheet prepared by the Parent Guarantor which has been provided to CGS and delivered to CGS, the Operating Agent and the Collateral Agent pursuant to the Purchase Agreement. Proper and accurate amounts have been withheld by Odyssey from its respective employees for all periods in full and complete compliance with all applicable federal, state, local and foreign laws or have been included as a liability on the most recent consolidated balance sheet prepared by the Parent Guarantor which has been provided to CGS and delivered to CGS, the Operating Agent and the Collateral Agent pursuant to the Purchase Agreement. All amounts withheld have been timely paid to the respective Governmental Authorities.
Schedule 4.01(i) sets forth as of the Closing Date (i) those taxable years for
----------------
which Odyssey's tax returns are currently being audited by the IRS or any other applicable Governmental Authority and (ii) any assessments or threatened assessments in connection with such audit or otherwise currently outstanding. Except as described on Schedule 4.01(i), Odyssey has not executed or filed with
                       ----------------
the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges. Odyssey and its predecessors are not liable for any
Charges: (A) under any agreement (including any tax sharing agreements) or (B) to the best of Odyssey's knowledge, as a transferee. As of the Closing Date, Odyssey has not agreed or been requested to make any adjustment under IRC
Section 481(a), by reason of a change in accounting method or otherwise, that would have a Material Adverse Effect.

          (j) Intellectual Property.  As of the Closing Date, Odyssey owns or
              ---------------------
has rights to use all intellectual property necessary to continue to conduct its business as now or heretofore conducted by it or proposed to be conducted by it. To the knowledge of Odyssey after diligent inquiry, such Person conducts its business and affairs without infringement of or interference with any intellectual property of any other Person.

          (k) Full Disclosure.  No information contained in this Agreement, any
              ---------------
of the other Related Documents, or any written statement furnished by or on behalf of Odyssey to CGS, the Operating Agent or the Collateral Agent pursuant to the terms of this Agreement or any of the other Related Documents contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

          (l) Notices to Obligors.  Odyssey has directed all Obligors of Odyssey
              -------------------
Sold Receivables to remit all payments with respect to such Receivables to an office of CGS.

          (m) ERISA.
              -----

              (i)   Schedule 4.01(m) lists all Title IV Plans, Multiemployer
                    ----------------
Plans, ESOPs and Retiree Welfare Plans. Copies of all such listed Plans, together with a copy of the latest IRS/DOL 5500-series form for each such Plan, have been delivered to CGS. Each Qualified Plan has been determined by the IRS to qualify under Section 401 of the IRC, the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC, and nothing has occurred that would cause the loss of such qualification or tax-exempt status. Each Plan is in compliance with the applicable provisions of ERISA and the IRC, including the timely filing of all reports required under the IRC or ERISA. Neither Odyssey nor an ERISA Affiliate has failed to make any contribution or pay any amount due as required by either Section 412 of the IRC or Section 302 of ERISA or the terms of any such Plan. Neither Odyssey nor any ERISA Affiliate has engaged in a "prohibited transaction," as defined in Section 4975 of the IRC, in connection with any Plan that would subject Odyssey to a material tax on prohibited transactions imposed by Section 4975 of the IRC.

              (ii)  Except as set forth in Schedule 4.01(m):  (A) no Title IV
                                           ----------------
Plan has any Unfunded Pension Liability; (B) no ERISA Event or event described in Section 4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur; (C) there are no pending or, to the knowledge of Odyssey, threatened claims (other than claims for benefits in the normal course), sanctions, actions or lawsuits, asserted or instituted against any Plan or any Person as fiduciary or sponsor of any Plan; (D) neither Odyssey nor an ERISA Affiliate has incurred or reasonably expects to incur any liability as a result of a complete or partial withdrawal from a Multiemployer Plan; (E) within the last five years no Title IV Plan with Unfunded Pension Liabilities has been transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of Odyssey or ERISA Affiliate; (F) no liability under any Title IV Plan has been satisfied with the purchase of a contract from an insurance company that is not rated AAA by S&P or an equivalent rating by another nationally recognized rating agency.

          (n) Brokers.  No broker or finder acting on behalf of Odyssey was
              -------
employed or utilized in connection with this Agreement or the other Related Documents or the transactions contemplated hereby or thereby and Odyssey does not have any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

          (o) Margin Regulations.  Neither Odyssey nor any of its respective
              ------------------
Subsidiaries is engaged, or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin security" as such terms are defined in Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "Margin Stock"). Odyssey does not own any Margin Stock and no
              ------------
portion of the Odyssey Sale Price will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Debt that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any portion of such proceeds to be considered a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. The extensions of credit contemplated by the Credit Facility as in effect on the date hereof do not violate, and neither Odyssey nor any of its Subsidiaries will take or permit to be taken any action that might cause any Related Document or the Credit Facility to violate any regulation of the Federal Reserve Board.

          (p) Nonapplicability of Bulk Sales Laws.  No transaction contemplated
              -----------------------------------
by this Agreement or any of the other Related Documents requires compliance with any bulk sales act or similar law.

          (q) Securities Act and Investment Company Act Exemptions.  The
              ----------------------------------------------------
purchase of Odyssey Sold Receivables under this Agreement will constitute (i) a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act and (ii) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act.

          (r) Government Regulation.  Odyssey is not an "investment company" or
              ---------------------
an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act. Odyssey is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or any other federal or state statute that restricts or limits its ability to incur Debt or to perform its obligations hereunder. The purchase or acquisition of the Odyssey Sold Receivables by CGS hereunder, the application of the Odyssey Sale Price therefor and the consummation of the transactions contemplated by this Agreement and the other Related Documents will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

          (s) Books and Records; Minutes.  The bylaws or the certificate or
              --------------------------
articles of incorporation of Odyssey require it to maintain (i) books and records of account and (ii) minutes of the meetings and other proceedings of its Stockholders and board of directors.

          (t) Deposit and Disbursement Accounts.  Schedule 4.01(t) lists all
              ---------------------------------   ----------------
banks and other financial institutions at which Odyssey maintains deposit or other bank accounts as of the Closing Date, including the Lockbox Account or any Blocked Accounts, and such schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

          (u)  Representations and Warranties in Other Related Documents.  Each
               ---------------------------------------------------------
of the representations and warranties of Odyssey contained in the Related Documents (other than this Agreement) is true and correct in all material respects and Odyssey hereby makes each such representation and warranty to, and for the benefit of, CGS, GFC, the Operating Agent and the Collateral Agent as if the same were set forth in full herein.

          (v)  Receivables.  With respect to each Odyssey Sold Receivable
               -----------
designated as an Eligible Receivable in any Investment Base Certificate delivered on or after the Transfer Date of such Odyssey Sold Receivable:

               (i) such Receivable satisfies the criteria for an Eligible Receivable;

               (ii) prior to its Transfer to CGS such Receivable was owned by Odyssey free and clear of any Adverse Claim (other than Permitted Encumbrances), and Odyssey had the full right, power and authority to sell, contribute, assign, transfer and pledge its interest therein as contemplated under this Agreement and the other Related Documents and, upon such Transfer, CGS will acquire valid and properly perfected title to and the sole record and beneficial ownership interest in such Receivable, free and clear of any Adverse Claim and, following such Transfer, such Receivable will not be subject to any Adverse Claim as a result of any action or inaction on the part of Odyssey;

               (iii) the Transfer of each such Receivable pursuant to this Agreement and the Receivables Assignment executed by Odyssey constitutes, as applicable, a valid sale, contribution, transfer, assignment, setover and conveyance to CGS of all right, title and interest of Odyssey in and to such Receivable; and

               (iv) Odyssey has no knowledge of any fact (including any defaults by the Obligor thereunder on any other Receivable) that would cause it or should have caused it to expect that any payments on such Receivable will not be paid in full when due or to expect any other Material Adverse Effect.

The representations and warranties described in this Section 4.01 shall survive
                                                     ------------
the Transfer of the Odyssey Sold Receivables to CGS, any subsequent assignment of the Odyssey Sold Receivables by CGS, and the termination of this Agreement and the other Related Documents and shall continue until the indefeasible payment in full of all Odyssey Sold Receivables.

          Section 4.02   Affirmative Covenants of Odyssey.  Odyssey covenants
                         --------------------------------
and agrees that, unless otherwise consented to by CGS and the Operating Agent, from and after the Closing Date and until the Odyssey Collection Date:

          (a) Offices and Records.  Odyssey shall maintain its principal place
              -------------------
of business and chief executive office and the office at which it keeps its Records at the respective locations specified in Schedule 4.01(b) or, upon 30
                                                 ----------------
days' prior written notice to CGS, at such other location in a jurisdiction where all action requested by CGS, GFC, the Purchaser, the Operating Agent or the Collateral Agent pursuant to Section 8.13 shall have been taken with respect
                                 ------------
to the Odyssey Sold Receivables. Odyssey shall also maintain each location where Odyssey Collateral is located and each office at which it stores its Records only at the respective locations specified in Schedule 4.01(b) or at
                                                      ----------------
such other substituted or additional locations with respect to which Odyssey shall, prior to establishing such location, (x) have notified CGS, GFC, the Purchaser, the Operating Agent and the Collateral Agent thereof and (y) have taken all actions necessary or otherwise requested by CGS, GFC, the Purchaser, the Operating Agent or the Collateral Agent pursuant to Section 8.13 with
                                                        ------------
respect to the Odyssey Sold Receivables and the Odyssey Collateral. Odyssey shall at its own cost and expense, for not less than three years from the date on which each Odyssey Sold Receivable was originated, or for such longer period as may be required by law, maintain adequate Records with respect to such Odyssey Sold Receivable, including records of all payments received, credits granted and merchandise returned with respect thereto.

          (b) Access.  The CGS Originator shall, at its own expense and during
              ------
normal business hours, from time to time upon one Business Day's prior notice and as frequently as CGS, the Servicer, the Operating Agent or the Collateral Agent determines to be appropriate: (i) provide CGS, the Operating Agent or the Collateral Agent and any of their respective officers, employees and agents access to its properties, facilities, advisors and employees (including officers) of Odyssey and to the Odyssey Collateral, (ii) permit CGS, the Operating Agent or the Collateral Agent and any of their respective officers, employees and agents, to inspect, audit and make extracts from Odyssey's books and records, including all Records maintained by Odyssey, (iii) permit CGS, the Operating Agent or the Collateral Agent and their respective officers, employees and agents, to inspect, review and evaluate the Odyssey Sold Receivables and other Odyssey Collateral, and (iv) permit CGS, the Operating Agent or the Collateral Agent and their respective officers, employees and agents to discuss matters relating to the Odyssey Sold Receivables or Odyssey's performance under this Agreement or the affairs, finances and accounts of Odyssey with any of its officers, directors, employees, representatives or agents (in each case, with those Persons having knowledge of such matters) and with its independent certified public accountants. If an Incipient Termination Event or a Termination Event shall have occurred and be continuing, or the Operating Agent, in good faith, believes that an Incipient Termination Event or a Termination Event is imminent or deems the Purchaser's rights or interests in the Odyssey Sold Receivables or the Odyssey Collateral insecure, Odyssey shall, at its own expense, provide such access at all times and without advance notice and provide CGS, the Operating Agent or the Collateral Agent with access to its suppliers and customers. Odyssey shall make available to CGS, the Operating Agent or the Collateral Agent and their respective counsel, as quickly as is possible under the circumstances, originals or copies of all books and records, including Records maintained by Odyssey, that CGS, the Operating Agent or the Collateral Agent may request. Odyssey shall deliver any document or instrument necessary for CGS, the Operating Agent or the Collateral Agent, as they may from time to time request, to obtain records from any service bureau or other Person that maintains records for Odyssey, and shall maintain duplicate records or supporting documentation on media, including computer tapes and discs owned by Odyssey.

          (c) Compliance With Credit and Collection Policies.  Odyssey shall
              ----------------------------------------------
comply in all material respects with the Credit and Collection Policies applicable to each Odyssey Sold Receivable and the Contracts therefor, and with the terms of such Receivables and Contracts.

          (d) Assignment.  Odyssey agrees that, to the extent permitted under
              ----------
the Purchase Agreement, CGS may assign all of its right, title and interest in, to and under the Odyssey Sold Receivables and this Agreement, including its right to exercise the remedies set forth in Section 4.04. Odyssey agrees that,
                                            ------------
upon any such assignment, the assignee thereof may enforce directly, without joinder of CGS, all of the obligations of Odyssey hereunder, including any obligations of Odyssey set forth in Sections 4.02(d), 4.04, 5.01 and 8.14.
                                    ----------------  ----  ----     ----

          (e) Deposit of Collections.  Odyssey shall deposit and cause their
              ----------------------
respective Subsidiaries to deposit or cause to be deposited promptly into the Lockbox Account or a Blocked Account, and in any event no later than the first Business Day after receipt thereof, all Collections it or they may receive in respect of Odyssey Sold Receivables.

          (f) Notice of Material Event.  Odyssey shall promptly inform CGS in
              ------------------------
writing of the occurrence of any of the following, in each case setting forth the details thereof and what action, if any, Odyssey proposes to take with respect thereto:

              (i) the commencement of a case or proceeding by or against Odyssey seeking a decree or order in respect of Odyssey (A) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (B) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for the Odyssey or for any substantial part of such Person's assets, or (C) ordering the winding-up or liquidation of the affairs of Odyssey; or

              (ii) (A) any Adverse Claim made or asserted against any of the Odyssey Sold Receivables of which it becomes aware or (B) any determination that a Odyssey Sold Receivable designated as an Eligible Receivable in an Investment Base Certificate or otherwise was not an Eligible Receivable at the time of such designation.

          (g) Adjustments to Odyssey Sale Price.  If on any day the Billed
              ---------------------------------
Amount of any Odyssey Sold Receivable is reduced as a result of any Dilution Factors, and the amount of such reduction exceeds the amount, if any, of Dilution Factors taken into account in the calculation of the Odyssey Sale Price for such Odyssey Sold Receivable, Odyssey shall make a cash payment to CGS in the amount of such excess by remitting such amount to the Collection Account in accordance with the terms of the Purchase Agreement.

          Section 4.03   Negative Covenants of Odyssey.  Odyssey covenants and
                         -----------------------------
agrees that, without the prior written consent of CGS and the Operating Agent, from and after the Closing Date and until the Odyssey Collection Date:

          (a) Liens.  Odyssey shall not create, incur, assume or permit to exist
              -----
any Adverse Claim on or with respect to the Odyssey Sold Receivables or any of its other properties or assets (whether now owned or hereafter acquired) except for the Liens set forth in Schedule 4.03(b), other Permitted Encumbrances and
                           ----------------
Credit Facility Liens.

          (b) Modifications of Receivables or Contracts.  Odyssey shall not
              -----------------------------------------
extend, amend, forgive, discharge, compromise, cancel or otherwise modify the terms of any Odyssey Sold Receivable, or amend, modify or waive any term or condition of any Contract therefor.

          (c) Sale Characterization.  Odyssey shall not make statements or
              ---------------------
disclosures or prepare any financial statements for any purpose, including for federal income tax, reporting or accounting purposes, that shall account for the transactions contemplated by this Agreement in any manner other than with respect to the Sale of each Odyssey Sold Receivable, as a true sale or absolute assignment of its full right, title and ownership interest in such Odyssey Sold Receivable to CGS.

          (d) Actions Affecting Rights.  Odyssey shall not:  (i) take any
              ------------------------
action, or fail to take any action, if such action or failure to take action may interfere with the enforcement of any rights hereunder or under the other Related Documents, including rights with respect to the Odyssey Sold Receivables; (ii) waive or alter any rights with respect to the Odyssey Sold Receivables (or any agreement or instrument relating thereto); or (iii) fail to pay any tax, assessment, charge, fee or other obligation of Odyssey with respect to the Odyssey Sold Receivables, or fail to defend any action, if such failure to pay or defend may adversely affect the priority or enforceability of the perfected title of CGS to and the sole record and beneficial ownership interest of CGS in the Odyssey Sold Receivables or, prior to their Transfer hereunder, Odyssey's right, title or interest therein.

          (e) Change to Credit and Collection Policies.  Odyssey shall not fail
              ----------------------------------------
to comply with, and no change shall be made to, the Credit and Collection Policies without the prior written consent of CGS and the Operating Agent.

          (f) Adverse Tax Consequences.  Odyssey shall not take or permit to be
              ------------------------
taken any action (other than with respect to actions taken or to be taken solely by a Governmental Authority), or fail or neglect to perform, keep or observe any of its obligations hereunder or under the other Related Documents, that would have the effect directly or indirectly of subjecting any payment to CGS or holders of the Commercial Paper who are residents of the United States of America to withholding taxation.

          (g) No Proceedings.  From and after the Closing Date and until the
              --------------
date one year plus one day following the date on which the Commercial Paper with the latest maturity has been indefeasibly paid in full in cash, Odyssey shall not, directly or indirectly, institute or cause to be instituted against CGS any proceeding of the type referred to in Sections 9.01(c) and 9.01(d) of the Purchase Agreement.
                        ----------------     -------


          Section 4.04   Breach of Representations, Warranties or Covenants.
                         --------------------------------------------------
Upon discovery by Odyssey or CGS that any representation or warranty in Sections
                                                                        --------
4.01(g) and (v) (other than a representation, warranty or covenant relating to
---------------
the absence of Dilution Factors), was not true with respect to any Sold Receivable as of the Transfer Date, the party discovering the same shall give prompt written notice thereof to the other parties hereto. Odyssey may, at any time on any Business Day, or shall, if requested by notice from CGS, on the first Business Day following receipt of such notice, repurchase such Odyssey Sold Receivable from CGS for cash, in an amount equal to the Billed Amount of such Odyssey Sold Receivable minus the sum of (A) Collections received in
                             -----
respect thereof and (B) the amount of any Dilution Factors taken into account in the calculation of the Odyssey Sale Price therefor. Notwithstanding the foregoing, if any Receivable is not paid in full on account of any Dilution Factors, Odyssey's repurchase obligation under this Section 4.04 with respect to
                                                    ------------
such Receivable shall be reduced by the amount of any such Dilution Factors taken into account in the calculation of the Odyssey Sale Price therefor. Upon any such repurchase by Odyssey, CGS shall, without any further action, be deemed to have reconveyed all of its right, title and interest in and to such Odyssey Sold Receivable to Odyssey without recourse, representation or warranty. CGS shall, at Odyssey's expense, take any action Odyssey may reasonably request to further evidence such reconveyance.


                                   ARTICLE V.

                           INDEMNIFICATION AND WAIVER

          Section 5.01   Indemnification.  Without limiting any other rights
                         ---------------
that CGS or any of its Stockholders, officers, directors, employees, attorneys, agents or representatives (each, an "CGS Indemnified Person") may have hereunder
                                     ----------------------
or under applicable law, Odyssey hereby agrees to indemnify and hold harmless each CGS Indemnified Person from and against any and all Indemnified Amounts that may be claimed or asserted against or incurred by any such CGS Indemnified Person in connection with or arising out of the transactions contemplated under this Agreement or under any other Related Document, any actions or failures to act in connection therewith, including any and all legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Related Documents, or in respect of any Odyssey Sold Receivable or any Contract therefor or the use by Odyssey of the Odyssey Sale Price therefor; provided, that Odyssey shall not be liable for any
                --------
indemnification to a CGS Indemnified Person to the extent that any such Indemnified Amounts result solely from (a) such CGS Indemnified Person's gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction, (b) recourse for uncollectible or uncollected Odyssey Sold Receivables, or (c) any income tax or franchise tax incurred by any CGS Indemnified Person, except to the extent that the incurrence of any such tax results from a breach of or default under this Agreement or any other Related Document. Without limiting the generality of the foregoing, Odyssey shall pay on demand to each CGS Indemnified Person any and all Indemnified Amounts relating to or resulting from:

               (i) reliance on any representation or warranty made or deemed made by Odyssey (or any of its officers) under or in connection with this Agreement or any other Related Document or on any other information delivered by Odyssey pursuant hereto or thereto that shall have been incorrect in any material respect when made or deemed made or delivered;

               (ii) the failure by Odyssey to comply with any term, provision or covenant contained in this Agreement, any other Related Document or any agreement executed in connection herewith or therewith, any applicable law, rule or regulation with respect to any Odyssey Sold Receivable or Contract therefor, or the nonconformity of any Odyssey Sold Receivable or the Contract therefor with any such applicable law, rule or regulation;

               (iii) the failure to vest and maintain vested in or to Transfer to CGS, or any action taken or omitted by Odyssey which impairs the vesting in or Transfer to CGS of, valid and properly perfected title to and sole record and beneficial ownership of the Receivables that constitute Odyssey Sold Receivables, together with all Collections in respect thereof, free and clear of any Adverse Claim;

               (iv) any dispute, claim, offset or defense of any Obligor (other than its discharge in bankruptcy or a dispute, claim, offset or defense which is finally determined by a court of competent jurisdiction to be non-meritorious) to the payment of any Receivable that is the subject of the Transfer hereunder (including a defense based on such Receivable or the Contract therefor not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms but excluding discounts to, or other Dilution Factors that reduce, the Billed Amount thereof), except to the extent that such dispute, claim, offset or defense results solely from any action or inaction on the part of CGS;

               (v) any products liability claim or other claim arising out of or in connection with merchandise, insurance or services that is the subject of any Contract;

               (vi) any failure by Odyssey to cause the filing of, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or any other applicable laws with respect to any Receivable that is the subject of the Transfer hereunder, whether at the time of the Transfer or at any subsequent time;

               (vii) any failure by Odyssey to perform, keep or observe any of its duties or obligations hereunder, under any other Related Document or under any Contract related to a Odyssey Sold Receivable, including the commingling of Collections with respect to Odyssey Sold Receivables by Odyssey at any time with the funds of any other Person;

               (viii) any investigation, Litigation or proceeding related to this Agreement or the use of the Odyssey Sale Price obtained in connection with any Sale or the ownership of Receivables or Collections with respect thereto or in respect of any Receivable or Contract, except to the extent any such investigation, Litigation or proceeding relates to a matter involving a CGS Indemnified Person for which neither Odyssey nor its Affiliates (other than CGS) is at fault, as finally determined by a court of competent jurisdiction; or

               (ix) any claim brought by any Person other than a CGS Indemnified Person arising from any activity by Odyssey or any of its Affiliates in servicing, administering or collecting any Odyssey Sold Receivables.

NO CGS INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF ANY TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

           Section 5.02  Intentionally Omitted.
                         ---------------------


                                  ARTICLE VI.

                             Intentionally Omitted.
                             ---------------------


                                  ARTICLE VII

                              COLLATERAL SECURITY

           Section 7.01  Security Interest.  To secure the prompt and complete
                         -----------------
payment, performance and observance of any and all recourse and indemnity obligations of the Odyssey to CGS, including those set forth in Sections
                                                                --------
4.02(g), 4.04, 5.01 and 8.14, and to induce CGS to enter into this Agreement in
-------  ----  ----     ----
accordance with the terms and conditions hereof, Odyssey hereby grants, assigns, conveys, pledges, hypothecates and transfers to CGS a Lien upon all of Odyssey's right, title and interest in, to and under the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of, Odyssey (including under any trade names, styles or derivations of Odyssey), and whether owned by or consigned by or to, or leased from or to, Odyssey, and regardless of where located (all of which being hereinafter collectively referred to as the "Odyssey Collateral"):
 ------------------

          (a) all accounts, inventory, general intangibles, investment property, chattel paper, documents, and instruments, whether or not specifically assigned to CGS;

          (b) all books and records (including customer lists, credit files, computer programs, tapes, disks, data processing software and other related property and rights) pertaining to the foregoing;

          (c) all monies, securities and other property now or hereafter in the possession or custody of, or in transit to, CGS, for any purpose (including safekeeping, collection or pledge), from or for Odyssey, or as to which Odyssey may have any right or power, and all of CGS's credits and balances with Odyssey existing at any time; and

          (d) to the extent not otherwise included, all proceeds and products of the foregoing and all accessions to, and substitutions and replacements for, each of the foregoing; provided, that the Odyssey Collateral shall not include any general intangibles and instruments in which a Lien is not granted as a result of the terms of the Subsidiaries Security Agreement delivered pursuant to (and defined in) the Credit Agreement.

          Section 7.02   Other Collateral; Rights in Receivables.  Nothing
                         ---------------------------------------
contained in this Article VII shall limit the rights of CGS in and to any other
                  -----------
collateral that may have been or may hereafter be granted to CGS by Odyssey or any third party pursuant to any other agreement or the rights of Odyssey under any of the Odyssey Sold Receivables.


                                  ARTICLE VII

                                 MISCELLANEOUS

          Section 8.01   Notices.  Except as otherwise provided herein, whenever
                         -------
it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 8.01), (c)
                                                             ------------
one Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number set forth under its name on the signature page hereof or to such other address (or facsimile number) as may be substituted by notice given as herein provided; provided, that each such declaration or other communication
                    --------
shall be deemed to have been validly delivered to the Collateral Agent under this Agreement upon delivery to the Operating Agent in accordance with the terms of this Section 8.01. The giving of any notice required hereunder may be waived
        ------------
in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than CGS) designated in any written communication provided hereunder to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Notwithstanding the foregoing, whenever it is provided herein that a notice is to be given to any other party hereto by a specific time, such notice shall only be effective if actually received by such party prior to such time, and if such notice is received after such time or on a day other than a Business Day, such notice shall only be effective on the immediately succeeding Business Day.

          Section 8.02   No Waiver; Remedies.  CGS's failure, at any time or
                         -------------------
times, to require strict performance by Odyssey of any provision of this Agreement or the Receivables Assignment shall not waive, affect or diminish any right of CGS thereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver of any breach or default hereunder shall not suspend, waive or affect any other breach or default whether the same is prior or subsequent thereto and whether the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Odyssey contained in this Agreement or any Receivables Assignment, and no breach or default by Odyssey hereunder or thereunder, shall be deemed to have been suspended or waived by CGS unless such waiver or suspension is by an instrument in writing signed by an officer of or other duly authorized signatory of CGS and directed to Odyssey, specifying such suspension or waiver. CGS's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that CGS may have under any other agreement, including the other Related Documents, by operation of law or otherwise. Recourse to the Odyssey Collateral shall not be required.

          Section 8.03   Successors and Assigns.  This Agreement shall be
                         ----------------------
binding upon and shall inure to the benefit of Odyssey (including a debtor-in-possession on its behalf) and CGS and their respective successors, transferees, endorsees and permitted assigns, except as otherwise provided herein. Odyssey may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of CGS, GFC, the Operating Agent and the Collateral Agent. Any such purported assignment, transfer, hypothecation or other conveyance by Odyssey without the prior express written consent of CGS, GFC, the Operating Agent and the Collateral Agent shall be void. Odyssey acknowledges that, to the extent permitted under the Purchase Agreement, CGS may assign its rights granted hereunder, including the benefit of any indemnities under Article V, and upon such
                                               ---------
assignment, such assignee shall have, to the extent of such assignment, all rights of CGS hereunder and, to the extent permitted under the Purchase Agreement, may in turn assign such rights. Odyssey agrees that, upon any such assignment, such assignee may enforce directly, without joinder of CGS, the rights set forth in this Agreement. All such assignees, including parties to the Purchase Agreement in the case of any assignment to such parties, shall be third party beneficiaries of, and shall be entitled to enforce CGS's rights and remedies under, this Agreement to the same extent as if they were parties hereto. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of Odyssey and CGS with respect to the transactions contemplated hereby and, except for CGS, GFC, the Operating Agent and the Collateral Agent, no Person shall be a third party beneficiary of any of the terms and provisions of this Agreement. The rights of CGS, the Operating Agent and the Collateral Agent hereunder with respect to the "Lenders" and the "Agent" party to the Credit Facility are subject to the Intercreditor Agreement to the extent provided therein.

           Section 8.04  Termination; Survival of Obligations.
                         ------------------------------------

           (a) This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Termination Date.

           (b) Except as otherwise expressly provided herein or in any other Related Document, no termination or cancellation (regardless of cause or procedure) of any commitment made by CGS under this Agreement shall in any way affect or impair the obligations, duties and liabilities of Odyssey or the rights of CGS relating to any unpaid portion of any and all recourse and indemnity obligations of Odyssey to CGS, including those set forth in Sections
                                                                      --------
4.04, 5.01 and 8.14, due or not due, liquidated, contingent or unliquidated or
----  ----     ----
any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Facility Termination Date. Except as otherwise expressly provided herein or in any other Related Document, all undertakings, agreements, covenants, warranties and representations of or binding upon Odyssey, and all rights of CGS hereunder, all as contained in the Related Documents, shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that the rights and
                                             --------
remedies pursuant to Section 4.04, the indemnification and payment provisions of
                     ------------
Article V, and the provisions of Sections 4.03(f), 8.03, 8.12 and 8.14 shall be
---------                        ----------------  ----  ----     ----
continuing and shall survive any termination of this Agreement.

           Section 8.05  Complete Agreement; Modification of Agreement.  This
                         ---------------------------------------------
Agreement and the other Related Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements and understandings relating to the subject matter hereof and thereof, and may not be modified, altered or amended except as set forth in Section 8.06.
         ------------

          Section 8.06   Amendments and Waivers.  No amendment, modification,
                         ----------------------
termination or waiver of any provision of this Agreement or any of the other Related Documents, or any consent to any departure by Odyssey therefrom, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto and CGS, the Operating Agent and the Collateral Agent. No consent or demand in any case shall, in itself, entitle any party to any other consent or further notice or demand in similar or other circumstances.

          SECTION 8.07  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY
                        --------------------------------------- --------------
TRIAL.
-----

           (A) THIS AGREEMENT AND EACH RELATED DOCUMENT (EXCEPT TO THE EXTENT THAT ANY RELATED DOCUMENT EXPRESSLY PROVIDES TO THE CONTRARY) AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

           (B) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED DOCUMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES
                                   --------
THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED FURTHER, THAT
                                                      -------- -------
NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE CGS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF CGS. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON
                                                                     ----- ---
CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF
----------
AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT THE

ADDRESS SET FORTH BENEATH ITS NAME ON THE SIGNATURE PAGES HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY'S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          (C) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          Section 8.08   Counterparts.  This Agreement may be executed in any
                         ------------
number of separate counterparts, each of which shall collectively and separately constitute one agreement.

          Section 8.09   Severability.  Wherever possible, each provision of
                         ------------
this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          Section 8.10   Section Titles.  The section titles and table of
                         --------------
contents contained in this Agreement are provided for ease of reference only and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          Section 8.11   No Setoff.  Odyssey's obligations under this Agreement
                         ---------
shall not be affected by any right of setoff, counterclaim, recoupment, defense or other right Odyssey might have against CGS, the Operating Agent or the Collateral Agent, all of which rights are hereby expressly waived by Odyssey.

          Section 8.12  Confidentiality.
                        ---------------

          (a) Except to the extent otherwise required by applicable law, as required to be filed publicly with the Securities and Exchange Commission, or unless each Affected Party shall otherwise consent in writing, Odyssey and CGS agree to maintain the confidentiality of this Agreement (and all drafts hereof and documents ancillary hereto) in its communications with third parties other than any Affected Party or any CGS Indemnified Person and otherwise and not to disclose, deliver or otherwise make available to any third party (other than its directors, officers, employees, accountants or counsel) the original or any copy of all or any part of this Agreement (or any draft hereof and documents ancillary hereto) except to an Affected Party or a CGS Indemnified Person.

          (b) Odyssey agrees that it shall not (and shall not permit any of its Subsidiaries to) issue any news release or make any public announcement pertaining to the transactions contemplated by this Agreement and the Related Documents without the prior written consent of CGS and each Affected Party (which consent shall not be unreasonably withheld) unless such news release or public announcement is required by law, in which case Odyssey shall consult with CGS and each Affected Party prior to the issuance of such news release or public announcement. Odyssey may, however, disclose the general terms of the transactions contemplated by this Agreement and the Related Documents to trade creditors, suppliers and other similarly-situated Persons so long as such disclosure is not in the form of a news release or public announcement.

          Section 8.13   Further Assurances.
                         ------------------

          (a) Odyssey shall, at its sole cost and expense, upon request of CGS, the Operating Agent or the Collateral Agent, promptly and duly execute and deliver any and all further instruments and documents and take such further actions that may be necessary or desirable or that CGS, the Operating Agent or the Collateral Agent may request to carry out more effectively the provisions and purposes of this Agreement or any other Related Document or to obtain the full benefits of this Agreement and of the rights and powers herein granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of CGS of any Odyssey Sold Receivable, and (ii) filing any financing or continuation statements under the UCC with respect to the ownership interests granted hereunder or under any other Related Document. Odyssey hereby authorizes CGS, CGS, the Operating Agent or the Collateral Agent to file any such financing or continuation statements without the signature of Odyssey to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement or of any notice or financing statement covering the Odyssey Sold Receivables shall be sufficient as a notice or financing statement where permitted by law.

          (b) If Odyssey fails to perform any agreement or obligation under this
Section 8.13, CGS, GFC, the Operating Agent or the Collateral Agent may (but
------------
shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of CGS, GFC, the Operating Agent or the Collateral Agent incurred in connection therewith shall be payable by Odyssey upon demand of CGS, GFC, the Operating Agent or the Collateral Agent.

          Section 8.14   Fees and Expenses.  In addition to its indemnification
                         -----------------
obligations pursuant to Article V, Odyssey agrees to pay on demand all costs and
                        ---------
expenses incurred by CGS in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Related Documents, including the fees and out-of-pocket expenses of CGS's counsel, advisors, consultants and auditors retained in connection with the transactions contemplated thereby and advice in connection therewith, and Odyssey agrees to pay all costs and expenses, if any (including attorneys' fees and expenses but excluding any costs of enforcement or collection of the Odyssey Sold Receivables), in connection with the enforcement of this Agreement and the other Related Documents.

                         *          *         *

          IN WITNESS WHEREOF, the parties have caused this Receivables Transfer Agreement to be executed by their respective duly authorized representatives, as of the date first above written.


                         CALLAWAY GOLF SALES COMPANY



                         By:  /s/ David A. Rane
                              ------------------------------
                              Name:
                              Title:
                              2285 Rutherford Road
                              Carlsbad, California 92008-8815
                              Facsimile No.: (760) 929-8120


                         ODYSSEY GOLF, INC.



                         By:  /s/ David A. Rane
                              ------------------------------
                              Name:
                              Title:
                              2285 Rutherford Road
                              Carlsbad, California 92008-8815
                              Facsimile No.: (760) 929-8120

                                EXHIBIT 2.01(a)
                                ---------------

                             RECEIVABLES ASSIGNMENT
                             ----------------------

          THIS RECEIVABLES ASSIGNMENT (the "Receivables Assignment") is entered
                                            ----------------------
into as of February 10, 1999, by and between Odyssey Golf, Inc. ("Odyssey") and
                                                                  -------
Callaway Golf Sales Company ("CGS").
                              ---

          1. We refer to that certain Receivables Transfer Agreement (the "Odyssey Transfer Agreement") of even date herewith among Odyssey and CGS. All
 --------------------------
of the terms, covenants and conditions of the Odyssey Transfer Agreement are hereby made a part of this Receivables Assignment and are deemed incorporated herein in full. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in Odyssey Transfer Agreement shall be applied herein as defined or established therein.

          2. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Odyssey hereby sells to CGS, without recourse, except as provided in Section 4.04 of the Odyssey Transfer Agreement, all of
                      ------------
Odyssey's right, title and interest in, to and under all Odyssey Sold Receivables transferred by Odyssey to CGS under the Odyssey Transfer Agreement.

          3. Subject to the terms and conditions of the Odyssey Transfer Agreement, Odyssey hereby covenants and agrees to sign, sell, execute and deliver, or cause to be signed, sold, executed and delivered, and to do or make, or cause to be done or made, upon request of CGS and at Odyssey's expense, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by CGS for the purpose of or in connection with acquiring or more effectively vesting in CGS or evidencing the vesting in CGS of the property, rights, title and interests of Odyssey sold hereunder or intended to be sold hereunder.

          4. Wherever possible, each provision of this Receivables Assignment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Receivables Assignment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Receivables Assignment.

          5. THIS RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

          IN WITNESS WHEREOF, the parties have caused this Receivables Assignment to be executed by their respective officers thereunto duly authorized, as of the day and year first above written.


CALLAWAY GOLF SALES COMPANY                       ODYSSEY GOLF, INC.


By:________________________                       By:________________________
   Name:                                             Name:
   Title:                                            Title: